FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549





                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  July 31, 1995




                              ROSE'S STORES, INC.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


0-631                                                               56-0382475
(Commission File Number)                     (IRS Employer Identification No.)

218 S. Garnett Street
Henderson, North Carolina                                                27536
(Address of principal executive offices)                            (Zip Code)


                                (919) 430-2600
             (Registrant's telephone number, including area code)
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Item 5. Other Items

      As previously disclosed, the Company entered into three amendments to its revolving loan agreement with its lenders pertaining to: (i) waiver of the covenant relating to EBITDA for the 13 weeks ended July 29, 1995; (ii) authorization of the early termination of a store lease and the exclusion of proceeds of such lease termination for the purpose of determining the Company's compliance with its EBITDA covenant; and (iii) revisions of the EBITDA and Total Debt Service covenants, and the Company's pay-down requirements during the period from October 28, 1995 through February 1, 1996. These amendments are attached hereto as Exhibits.

Item 7.  Financial Statements and Exhibits

      Exhibit No.

             99.1.   Waiver and Amendment No. 1 dated as of July 31, 1995.

             99.2.   Waiver and Amendment No. 2 dated as of September 8, 1995.

             99.3.   Waiver and Amendment No. 3 dated as of September 29, 1995.
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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ROSE'S STORES, INC.



Date:  December 22, 1995               By:/s/ Jeanette R. Peters
                                       Jeanette R. Peters
                                       Senior Vice President
                                       Chief Financial Officer